SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 8, 2004


                            INKSURE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                         0-24431               84-1417774
(State or Other Jurisdiction of       (Commission File      (I.R.S. Employer
        Incorporation)                    Number)          Identification No.)


                   32 BROADWAY, SUITE 1314, NEW YORK, NY 10004
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 269-0370


         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS

     On April 8, 2004 InkSure Technologies Inc., a Delaware corporation (the "Company") closed a private placement offering under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the private placement, the Company sold an aggregate of $1,295,000 of units at a purchase price of $0.68 per unit for aggregate gross proceeds of $1,295,000. Each unit consisted of: (i) one share of the Company's common stock, par value $0.01 per share (the "Common Stock"), and (ii) a five-year warrant to purchase one share of Common Stock at an exercise price of $1.00 per share. The per unit price of the offering was determined by the Company's board of directors based upon an analysis of certain factors including, but not limited to, the Company's potential future earnings, assets and net worth of the Company. All of the investors in the private placement were accredited investors as that term is defined under Rule 506 of Regulation D of the Securities Act. The investors executed subscription agreements and acknowledged that the securities to be issued have not been registered under the Securities Act, that the investors understood the economic risk of an investment in the Common Stock and the warrants to purchase Common Stock, and that the investors had the opportunity to ask questions of and receive answers (that did not consist of material non-public information) from the Company's management concerning any and all matters related to acquisition of the Common Stock and warrants to purchase Common Stock. Following the consummation of the offering the Company has 13,886,578 shares of Common Stock issued and outstanding. No underwriter was involved in the transaction, and no commissions or other remuneration was paid in connection with the offer and sale of the units.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None

(B)  PRO FORMA FINANCIAL INFORMATION.

None

(C)  EXHIBITS.

EXHIBIT DESCRIPTION

2.1 Form of Subscription Agreement by and among the Company and the Investors

2.2     Form of Warrant by and among the Company and the Investors

99.1    Press Release

                                                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2004                                INKSURE TECHNOLOGIES INC.

                                                   By: /s/ Yaron Meerfeld
                                                   ----------------------
                                                   YARON MEERFELD
                                                   CHIEF EXECUTIVE OFFICER

                                                                     EXHIBIT 2.1

                                                  FORM OF SUBSCRIPTION AGREEMENT

                            INKSURE TECHNOLOGIES INC.


     SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this __ day of March 2004 between InkSure Technologies Inc., a corporation organized under the laws of the State of Delaware, with offices at 32 Broadway, Suite 1314, New York, NY 10004, (the "Company"), and the undersigned (the "Subscriber").

     WHEREAS, the Company desires to issue a up to $1,300,000 of units ("Units") in a private placement (the "Offering") on the terms and conditions set forth herein, and the Subscriber desires to acquire the number of Units set forth on the signature page hereof;

     WHEREAS, each Unit shall consist of: (i) one (1) share (the "Unit Share" and collectively the "Unit Shares") of the Company's common stock, $0.01 par value (the "Common Stock"), and (ii) a five-year warrant (the "Warrant") to purchase one (1) share of Common Stock (the "Warrant Share" and collectively, the "Warrant Shares") at an exercise price of $1.00 per Warrant Share;

     WHEREAS, the Warrant shall be governed by a warrant agreement among the Company and each of the Subscribers in the Offering, the form of which is attached hereto as EXHIBIT A;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:



     I.   SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF
          SUBSCRIBER

     1.1 SUBSCRIPTION FOR UNITS. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such whole dollar amount of Units as is set forth upon the signature page hereof at a price per Unit equal to 85% of the average of the last reported bid and ask prices for the 30 business days prior to the date of the Closing (as hereinafter defined), and the Company agrees to sell such Units to the Subscriber for said purchase price, subject to the Company's right, in its sole discretion, to (a) sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable without any prior notice to or further consent by the Subscriber; or (b) reject this subscription, in whole or in part, at any time prior to the Closing (as defined below) with respect to this subscription. The purchase price is payable by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. The consummation of the sale of Units contemplated hereby (the "Closing"), shall occur no later than March 26, 2004. The Company shall deliver the Common Stock and Warrant to the Subscriber within ten (10) business days of the Closing.

     1.2 RELIANCE ON EXEMPTIONS. The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

     1.3 INVESTMENT PURPOSE. The Subscriber represents that the Unit Shares and Warrants comprising the Units are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Unit Shares, the Warrant or the Warrant Shares (collectively, the "Securities") unless they are registered under the 1933 Act or unless an exemption from such registration is available.

     1.4 ACCREDITED INVESTOR. The Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, and that it is able to bear the economic risk of any investment in the Units.

     1.5 RISK OF INVESTMENT. The Subscriber recognizes that the purchase of Units involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed for the full subscription amount, or that any other funds will be available to the Company.

     1.6 PRIOR INVESTMENT EXPERIENCE. The Subscriber acknowledges that he has prior investment experience, including investment in non-registered securities and that he recognizes the highly speculative nature of this investment.

     1.7 INFORMATION. The Subscriber acknowledges careful review of: (a) this Subscription Agreement, and (b) all exhibits, schedules and appendices which are part of the Subscription Agreement (collectively, the "Offering Documents"), and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (ii) that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the terms and conditions of the Offering, and any additional information which it has requested.

     1.8 NO REPRESENTATIONS. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

     1.9 TAX CONSEQUENCES. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

     1.10 TRANSFER OR RESALE. The Subscriber acknowledges that there is a limited public market for the Common Stock and there can be no assurance that a more active public market for the Common Stock will ever develop. The Subscriber understands that Rule 144 (the "Rule") promulgated under the 1933 Act requires, among other conditions, a one-year holding period for non-affiliates (and a longer holding period for affiliates) prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the 1933 Act. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state "blue sky" laws.

     1.11 NO HEDGING TRANSACTIONS. The Subscriber hereby agrees not to engage in any Hedging Transaction until such time as the Unit Shares, Warrants and Warrant Shares, as applicable, have been registered for resale under the 1933 Act or may otherwise be sold in the public market without an effective registration statement under the 1933 Act. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company's Common Stock or any rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Common Stock.

     1.12 LEGENDS. The Subscriber understands that the certificates representing the Unit Shares or the Warrant Shares, until such time as it has been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Unit Shares or Warrant Shares upon which such legend is stamped, if (a) such Unit Shares or Warrant Shares are being sold pursuant to a registration statement under the 1933 Act,
(b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Unit Shares or Warrant Shares is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Unit Shares or Warrant Shares may be made pursuant to the Rule without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

     1.13 NO GENERAL SOLICITATION. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

     1.14 VALIDITY; ENFORCEMENT. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that:
(a) it is authorized and otherwise duly qualified to purchase and hold the Units; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

     1.15 ADDRESS. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

     1.16 FOREIGN SUBSCRIBER. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities comprising the Units or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities comprising the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

     1.17 NASD MEMBER. The Subscriber acknowledges that if it is a Registered Representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

     1.18 ENTITY REPRESENTATION. If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (a) it was not formed for the purpose of investing in the Company; (b) it is authorized and otherwise duly qualified to purchase and hold the Units; and (c) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

     II.  TERMS OF SUBSCRIPTION

     2.1 CERTIFICATES. The Subscriber hereby authorizes and directs the Company, at the Closing, to deliver the Common Stock and Warrants to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber's address indicated on the signature page of this Agreement.

     2.2 RETURN OF FUNDS. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

     III. MISCELLANEOUS

     3.1 NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                           InkSure Technologies Inc.
                           32 Broadway
                           Suite 1314
                           New York, NY 10004
                           Telephone: (212) 269-0370
                           Facsimile: (212) 269-0371
                           Attention:    Chief Financial Officer

                           With a copy to:

                           Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center
                           666 Third Avenue
                           New York, New York 10017
                           Telephone:    212-935-3000
                           Facsimile:    212-983-3115
                           Attention:    Kenneth Koch, Esq.

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

     3.2 ENTIRE AGREEMENT; AMENDMENT. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then outstanding (determined on an as converted to Common Stock basis) (or if prior to the Closing, the Subscribers purchasing at least a majority of the Units to be purchased at the Closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

     3.3 SEVERABILITY. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

     3.4 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and Federal courts sitting in the Southern District of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

     3.5 HEADINGS. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

     3.6 SUCCESSORS AND ASSIGNS. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

     3.7 NO THIRD PARTY BENEFICIARIES. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     3.8 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

     3.9 NO STRICT CONSTRUCTION. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     3.10 LEGAL REPRESENTATION. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits and attachments hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company; (c) it has either been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

     3.11 CONFIDENTIALITY. The Subscriber acknowledges that the information contained in the Offering Documents is of a confidential nature and that the Subscriber shall treat it in a confidential manner, and that it will not, directly or indirectly, disclose or permit, if applicable, its affiliates or representatives to disclose any of such information to any other person or e-mail or reproduce any of the Offering Documents, or to make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company contained in the Offering Documents to which it has become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company or until such information is no longer material, in whole or in part without the prior written consent of the Company. The Subscriber further acknowledges that its confidentiality and other obligations shall apply to any non-public information relating to the Company or the Securities which is provided to the Subscriber subsequent to the delivery of the Offering Documents.

     3.12 COUNTERPARTS. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

____________________________________      ____________________________________
SIGNATURE OF SUBSCRIBER                   SIGNATURE OF CO-SUBSCRIBER
____________________________________      ____________________________________
NAME OF SUBSCRIBER                        NAME OF CO-SUBSCRIBER
[PLEASE PRINT]                            [PLEASE PRINT]

____________________________________      ____________________________________

____________________________________      ____________________________________

ADDRESS OF SUBSCRIBER                     ADDRESS OF CO-SUBSCRIBER

______________________________________
DOLLAR AMOUNT OF UNITS SUBSCRIBED FOR


*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm          SUBSCRIPTION ACCEPTED:
acknowledges receipt of the notice
required by Rule 3040 of the
NASD Conduct Rules.                       INKSURE TECHNOLOGIES INC.

____________________________________
NAME OF NASD MEMBER                       BY:_________________________________
                                          NAME:
                                          TITLE:

BY:_________________________________      ____________________________________
     AUTHORIZED OFFICER                   DOLLAR AMOUNT OF SUBSCRIPTION ACCEPTED

                          EXHIBIT A -- FORM OF WARRANT

                             (SEE EXHIBIT 2.2 BELOW)

                                                                     EXHIBIT 2.2

                                                                 FORM OF WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ANY EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON, INCLUDING A PLEDGEE, UNLESS (i) EITHER
(A) A REGISTRATION STATEMENT WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (ii) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS.

No. ______________                                              For the Purchase
                                                       of up to __________shares
                                                                 of Common Stock

                               WARRANT TO PURCHASE

                                  COMMON STOCK

                                       OF

                            INKSURE TECHNOLOGIES INC.

                            (A DELAWARE CORPORATION)

     InkSure Technologies Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that ______________________, or his, her or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time at or before the earlier of 5:00 p.m. New York City local time on ____________ ___, 2009 (the "Expiration Date") and the termination of this Warrant as provided in
Section 6 hereof, up to __________________ shares of common stock, par value $0.01 per share, of the Company ("Common Stock"), at a purchase price per share equal to $1.00 per share (the "Base Price"), as adjusted upon the occurrence of certain events as set forth in Section 2 of this Warrant. The shares of Common Stock issuable upon exercise of this Warrant, and the purchase price per share, are hereinafter referred to as "Warrant Stock" and the "Purchase Price," respectively.

     1.   EXERCISE.

          1.1 MANNER OF EXERCISE; PAYMENT IN CASH. This Warrant may be exercised by the Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT A duly executed by the Holder, at the principal office of the Company, or at such other place as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. Payment of the Purchase Price shall be in cash or by certified or official bank check payable to the order of the Company.

          1.2 EFFECTIVENESS. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1.3 below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

          1.3. DELIVERY OF CERTIFICATE(S). As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten
     (10) business days thereafter, the Company at its sole expense will cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

               (a) A certificate or certificates for the number of full shares of Warrant Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount determined pursuant to
          Section 1.4 hereof, and

               (b) In case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock (without giving effect to any adjustment therein) equal to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in Section 1.1 above.

          1.4. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value of the Warrant Stock reasonably determined by the Board of Directors of the Company (and, in the case of a conversion of this Warrant, in accordance with Section 1.5(c)).

          1.5 RIGHT TO CONVERT WARRANT INTO STOCK; NET ISSUANCE.

          (a) RIGHT TO CONVERT. Subject to Section 6, in addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Warrant Stock as provided in this
     Section 1.5 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any Purchase Price or any cash or other consideration) that number of shares of fully paid and nonassessable Warrant Stock equal to the quotient obtained by dividing (X) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Purchase Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by
     (Y) the fair market value of one share of Warrant Stock on the Conversion Date (as herein defined).

     Expressed as a formula, such conversion shall be computed as follows:


     N    = B-A
            ---
             Y

     where:    N    = the number of shares of Warrant Stock that may be issued to Holder

               Y    = the fair market value (FMV) of one share of Warrant Stock

               A    = the aggregate Warrant Price (Converted Warrant Shares x
                      Purchase Price)

               B    = the aggregate FMV (i.e., FMV x Converted Warrant Shares)


          No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share of the Conversation Date (as herein defined).


               (b) METHOD OF EXERCISE. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with the Subscription Form in the form attached hereto duly completed and executed and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 1.5(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the Holder hereof, may be made contingent upon the occurrence of any of the events specified in
          Section 6. Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant (date the date hereof) evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within thirty (30) days following the Conversion Date.

               (c) DETERMINATION OF FAIR MARKET VALUE. For purposes of this
          Section 1.5, "fair market value" of a share of Warrant Stock as of a particular date (the "Determination Date") shall mean:

                    (1) If the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National or Small Cap Market, then the closing price on the day before the Determination Date;

                    (2) If the Company's Common Stock is not traded on an
               exchange or on the Nasdaq National or Small Cap Market but is traded in the over-the-counter market, then the closing price on the day before the Determination Date;

                    (3) In the event that the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up with respect to the Warrant Stock under the Company's Certificate of Incorporation, then the fair market value per share of the Warrant Stock shall be determined by aggregating all amounts to be payable per share to holders of the Warrant Stock in the event of such liquidation, dissolution or winding up; or

                    (4) In all other cases, the fair market value per share of the Warrant Stock shall be determined in good faith by the Company's Board of Directors upon review of relevant factors.

     2. CERTAIN ADJUSTMENTS. The Purchase Price and the number of shares of Warrant Stock deliverable upon exercise of the Warrant shall be subject to adjustment from time to time as follows:

          2.1 SUBDIVISION, RECLASSIFICATION OR CHANGE IN COMMON STOCK. In the event of any subdivision, reclassification or change of the Common Stock into a greater number or different class or classes of stock, the number of shares of Warrant Stock deliverable upon exercise of this Warrant shall be determined in accordance with the terms of the Certificate of Incorporation, and the Purchase Price for such Warrant Stock shall be proportionately reduced.

          2.2 CONSOLIDATION, RECLASSIFICATION OR CHANGE IN COMMON STOCK. In the event of any consolidation, reclassification or change of the Common Stock into a lesser number or different class or classes of stock, the number of shares of Warrant Stock deliverable upon exercise of this Warrant shall be determined in accordance with the terms of the Certificate of Incorporation, and the Purchase Price for such Warrant Stock shall be proportionately increased.

          2.3 REORGANIZATIONS. If there shall occur any capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or change in par value), then, as part of any such reorganization, lawful provision shall be made so that the Holder shall have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          2.4 MERGER, CONSOLIDATION OR SALE OF ASSETS. Subject to the provisions of Section 6, if there shall be a merger or consolidation of the Company with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Company or the acquisition by the Company of other businesses where the Company survives as a going concern), or the sale of all or substantially all of the Company's capital stock or assets to any other person, then as a part of such transaction, provision shall be made so that the Holder shall thereafter be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from the merger, consolidation or sale, to which the Holder would have been entitled if the Holder had exercised its rights pursuant to this Warrant immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 to the end that the provisions of this Section 2 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

          2.5 CERTIFICATE OF ADJUSTMENT. When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Delivery of such certificate shall be deemed to be a final and binding determination with respect to such adjustment unless challenged by the Holder within ten (10) days of receipt thereof. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

     3.   COMPLIANCE WITH SECURITIES ACT.

          3.1 UNREGISTERED SECURITIES. The Holder acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock in the absence of
     (i) an effective registration statement under the Securities Act covering this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable "blue-sky" or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. The Company may delay issuance of the Warrant Stock until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue-sky" laws).

          3.2 LEGEND. Certificates delivered to the Holder pursuant to Section
     1.3 shall bear the following legend or a legend in substantially similar form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

     4. RESERVATION OF STOCK. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal.

     5. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     6. TERMINATION UPON CERTAIN EVENTS. If there shall be a merger or consolidation of the Company with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Company or the acquisition by the Company of other businesses where the Company survives as a going concern), or the sale of all or substantially all of the Company's capital stock or assets to any other person, or the liquidation or dissolution of the Company, then as a part of such transaction, at the Company's option, either:

          (a) provision shall be made so that the Holder shall thereafter be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from the merger, consolidation or sale, to which the Holder would have been entitled if the Holder had exercised its rights pursuant to this Warrant immediately prior thereto (and, in such case, appropriate adjustment shall be made in the application of the provisions of this Section 6(a) to the end that the provisions of Section 2 shall be applicable after that event in as nearly equivalent a manner as may be practicable); or

          (b) this Warrant shall terminate on the effective date of such merger, consolidation or sale (the "Termination Date") and become null and void, provided that if this Warrant shall not have otherwise terminated or expired, (i) the Company shall have given the Holder written notice of such Termination Date at least twenty (20) business days prior to the occurrence thereof and (ii) the Holder shall have the right until 5:00 p.m., New York City local time, on the day immediately prior to the Termination Date to exercise its rights hereunder to the extent not previously exercised.

     7. TRANSFERABILITY. Without the prior written consent of the Company, this Warrant shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Warrant or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon this Warrant or such rights, shall be null and void.

     8. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     9. NOTICES. All notices, requests and other communications hereunder shall be in writing, shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, postage prepaid, return receipt requested. In the case of notices from the Company to the Holder, they shall be sent to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing. All notices from the Holder to the Company shall be delivered to the Company at its offices at 32 Broadway, Suite 1314, New York, NY 10017, Attention: Chief Financial Officer, or such other address as the Company shall so notify the Holder. All notices, requests and other communications hereunder shall be deemed to have been given (i) by hand, at the time of the delivery thereof to the receiving party at the address of such party described above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notices is delivered to the courier service, or (iv) if sent by registered mail, on the fifth business day following the day such mailing is made.

     10. WAIVERS AND MODIFICATIONS. Any term or provision of this Warrant may be waived only by written document executed by the party entitled to the benefits of such terms or provisions. The terms and provisions of this Warrant may be modified or amended only by written agreement executed by the parties hereto.

     11. HEADINGS. The headings in this Warrant are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions of this Warrant.

     12. GOVERNING LAW. This Warrant will be governed by and construed in accordance with and governed by the laws of New York without giving effect to the conflict of law principles thereof.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, by one of its officers thereunto duly authorized.



                                            INKSURE TECHNOLOGIES INC.


                                            By: ________________________________
                                            Name:
                                            Title:

                                    EXHIBIT A

                                  PURCHASE FORM

To:  INKSURE TECHNOLOGIES INC.

The undersigned pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to (check one):

     _____ (A) purchase ___________________ shares of Common Stock, par value
           $0.01 per share, of InkSure Technologies Inc. (the "Common Stock"), covered by such Warrant and herewith makes payment of $_____________, representing the full purchase price for such shares at the price per share provided for in such Warrant; or

     _____ (B) convert ______________________ Warrant Shares into that number of shares of fully paid and nonassessable shares of Common Stock, determined pursuant to the provisions of Section 1.5 of the Warrant.

     Common Stock for which the Warrant may be exercised or converted shall be known herein as "Warrant Stock."

     The undersigned is aware that Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Purchase Form.

     The undersigned represents and warrants that (i) he has been furnished with all information which he deems necessary to evaluate the merits and risks of the purchase of Warrant Stock, (ii) he has had the opportunity to ask questions concerning Warrant Stock and the Company and all questions posed have been answered to his satisfaction, (iii) he has been given the opportunity to obtain any additional information he deems necessary to verify the accuracy of any information obtained concerning Warrant Stock and the Company and (iv) he has such knowledge and experience in financial and business matters that he is able to evaluate the merits and risks of purchasing Warrant Stock and to make an informed investment decision relating thereto.

     The undersigned hereby represents and warrant that he is purchasing Warrant Stock for his own account for investment and not with a view to the sale or distribution of all or any part of Warrant Stock.

     The undersigned understands that because Warrant Stock has not been registered under the Securities Act, he must continue to bear the economic risk of the investment for an indefinite period of time and Warrant Stock cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

     The undersigned agrees that he will in no event sell or distribute or otherwise dispose of all or any part of Warrant Stock unless (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving Warrant Stock, or (ii) the Company receives an opinion legal counsel acceptable to the Company stating that such transaction is exempt from registration. The undersigned consents to the placing of a legend on his certificate for Warrant Stock stating: (i) that Warrant Stock has not been registered and setting forth the restriction on transfer contemplated hereby and that certain Investor Rights Agreement among the Company and the parties named therein; and (ii) to the placing of a stop-transfer order on the books of the Company and with any transfer agents against Warrant Stock until Warrant Stock may be legally resold or distributed without restriction.

     The undersigned has considered the federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Warrant Stock.



                                        _______________________________
                                        Signature
                                        _______________________________
                                        Print Name

                                        or

                                        Entity Name:___________________

                                        By:____________________________
                                        Signature
                                        _______________________________
                                        Print Name
                                        _______________________________
                                        Title

                                                                    EXHIBIT 99.1
                                                                   PRESS RELEASE

NEW YORK CITY, NY - April 5, 2004, InkSure Technologies Inc. announced today that on March 26, 2004 it completed a private placement of $1,295,000 of units at the price of $0.68 per unit. Each unit sold consisted of: (i) one share of InkSure's common stock, and (ii) a five-year warrant to purchase one share of InkSure's common stock at an exercise price of $1.00 per share. Certain directors and officers of InkSure participated in the private placement. InkSure will use the proceeds from the private placement to fund its general operating costs.

The private placement was exempt from registration requirements under Section 4(2) and Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

The units and common stock issued in the private placement and any common stock issued upon exercise of the warrants have not been registered with the SEC and may not be offered or resold in the United States without registration or an exemption from registration.

About InkSure:
InkSure Technologies Inc. (OTCBB: INKS) specializes in comprehensive security solutions designed to protect high profile brands and documents of value from counterfeiting, fraud and diversion. Addressing diverse industries such as Financial, Pharmaceutical, Branded Products, Transportation, Government, and many others, InkSure utilizes cross-disciplinary technological innovations to create easily administered, proprietary solutions for data and asset integrity. InkSure has a proven track record of implementing successful systems and is the winner of the 2000 Product & Image Security Award for Outstanding Achievement in Product and Document Authentication and the 2003 PISEC High Commendation for Outstanding Achievement in Automatic Authentication Systems for High Speed Processing. InkSure's corporate headquarters are located in Manhattan, NY, with its global R&D center based at the Science Park of Rehovot, Israel.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. Important factors that could cause actual results to differ materially from the forward-looking statements include the Company's need to obtain substantial additional capital (through financings or otherwise) to fund its operations and the progress of development, government and regulatory approvals and licensing/commercialization of the Company's technologies. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

For further details, please contact:

InkSure Technologies Inc.

James Assaf, CEO - Global sales and marketing and U.S. Operations
Telephone: +1-(212) 269-0370
Fax: +1-(212) 269-0371
E-mail: info@inksure.com